UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Malvern Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 13, 2017

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Malvern Bancorp, Inc. The meeting will be held at the Desmond Hotel, 1 Liberty Blvd, Malvern, Pennsylvania, on Wednesday, February 15, 2017 at 11:00 a.m., Eastern Time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Malvern Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Anthony C. Weagley
President and Chief Executive Officer

MALVERN BANCORP, INC. 42 East Lancaster Avenue Paoli, Pennsylvania 19301 (610) 644-9400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	11:00 a.m., Eastern Time, Wednesday, February 15, 2017

PLACE	The Desmond Hotel 1 Liberty Blvd. Malvern, Pennsylvania

ITEMS OF BUSINESS	(1)	If Proposal 2 is approved, to elect eight directors for a one-year term expiring in 2018 and until their successors are elected and qualified; or if Proposal 2 is not approved, to elect two directors for a three-year term expiring in 2020 and until their successors are elected and qualified;

	(2)	To approve an amendment to the Articles of Incorporation of Malvern Bancorp, Inc. (the “Company”) to eliminate the classified board of directors;

	(3)	To approve an amendment to the Company’s Articles of Incorporation to eliminate provisions prohibiting a shareholder from acquiring more than 10% of the Company’s common stock;

	(4)	To approve an amendment of the supermajority voting requirement contained in the Company’s Articles of Incorporation for certain mergers and similar transactions.;

	(5)	To adopt a non-binding resolution to approve the compensation of our named executive officers;

	(6)	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017; and

	(7)	To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of the Company’s common stock of record at the close of business on January 6, 2017 are entitled to vote at the meeting.

ANNUAL REPORT	Our fiscal 2016 Annual Report is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Important notice regarding the availability of proxy materials for the 2017 annual meeting of shareholders: This Proxy Statement for the 2017 Annual Meeting of Shareholders and our fiscal 2016 Annual Report to Shareholders are available at: http://www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS Joseph D. Gangemi Corporate Secretary

Paoli, Pennsylvania January 13, 2017

PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO ELIMINATE PROVISIONS PROHIBITING A SHAREHOLDER FROM ACQUIRING MORE THAN 10% OF THE COMPANY’S COMMON STOCK (PROPOSAL 3)	26

PROPOSAL TO APPROVE AN AMENDMENT OF THE SUPERMAJORITY VOTING REQUIREMENT CONTAINED IN ARTICLE XI OF THE COMPANY’S ARTICLES OF INCORPORATION FOR CERTAIN MERGERS AND SIMILAR TRANSACTIONS (PROPOSAL 4)	27

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL 5)	28

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 6)	29

Audit Fees	29

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS	30

ANNUAL REPORTS	30

OTHER MATTERS	30

PROXY STATEMENT

OF

MALVERN BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Malvern Bancorp, Inc. (the “Company”), the holding company of Malvern Federal Savings Bank (the “Bank”). Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at The Desmond Hotel, located at 1 Liberty Blvd., Malvern, Pennsylvania, on Wednesday, February 15, 2017 at 11:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about January 13, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 15, 2017. This proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2016 as well as driving directions to the annual meeting are available at http://www.proxyvote.com and on our website at http://ir.malvernfederal.com.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting, consisting of the election of directors, several proposed amendments to our Articles of Incorporation (consisting of an amendment to eliminate our classified board of directors, an amendment to eliminate provisions prohibiting a shareholder from acquiring more than 10% of our common stock and an amendment of the supermajority voting requirement for certain mergers and similar transactions), a non-binding resolution to approve the compensation of our named executive officers, and the ratification of our independent registered public accounting firm for the fiscal year ending September 30, 2017.

Who is entitled to vote?

Only Malvern Bancorp shareholders of record as of the close of business on the record date for the meeting, January 6, 2017, are entitled to vote at the meeting. On the record date, we had [6,560,713] shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the election of directors, any of the amendments to our Articles of Incorporation or the non-binding proposal on compensation of our named executive officers unless you provide your broker with instructions on how to vote. You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposal to elect directors, the proposals to amend our Articles of Incorporation and the non-binding proposal to approve the compensation of our named executive officers are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the annual meeting.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may send a written notice to our Corporate Secretary, Mr. Joseph D. Gangemi, Malvern Bancorp, Inc., 42 East Lancaster Avenue, Paoli, Pennsylvania 19301, in advance of the meeting stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy card before the annual meeting. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in “street name” and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares that are entitled to vote on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In sum, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR each of the proposals to amend certain provisions of the Company’s Articles of Incorporation, FOR the non-binding resolution to approve the compensation of our named executive officers, and FOR the ratification of the appointment of BDO USA, LLP to serve as our independent registered public accounting firm for fiscal 2017.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a majority of votes cast by shareholders at the annual meeting. The affirmative vote of a majority of the outstanding shares entitled to vote at the annual meeting is required to approve each proposed amendment to the Articles of Incorporation. The affirmative vote of a majority of the votes cast on the proposal is required to approve the non-binding resolution approving the compensation of our named executive officers and to ratify the appointment of BDO USA, LLP for fiscal 2017. Under the Pennsylvania Business Corporation Law, abstentions and broker “non-votes” are not counted as votes cast.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS AND EXECUTIVE OFFICERS PROPOSAL ONE ELECTION OF DIRECTORS

Our Articles of Incorporation and our Bylaws currently provide that our Board of Directors will be divided into three classes as nearly equal in number as possible, and that directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. Generally, one class is elected annually.

Our Bylaws also provide that our Board will consist of not less than five nor more than 15 members, as determined from time to time by resolution of the Board. Our Board has set the number of directors, effective as of the 2017 Annual Meeting, at eight.

On February 17, 2016, our Board adopted resolutions to be presented to shareholders at our 2017 annual meeting to amend the Company’s Articles of Incorporation to declassify the Board, such that each director will be elected to a one-year term rather than the staggered three-year terms currently provided in the Articles of Incorporation. All of our current directors whose terms would otherwise extend after the 2017 annual meeting have agreed that, if our shareholders approve the proposed amendment to the Articles of Incorporation to declassify the Board, they will relinquish the remaining unexpired portion of their respective terms and be re-nominated for election to a one-year term at our 2017 annual meeting.

Our Board of Directors has nominated the following eight individuals for election at the 2017 annual meeting, to serve for a one-year term and until their successors are elected and qualified, if Proposal 2 is approved by the shareholders: Howard Kent, Therese Woodman, Norman Feinstein, Andrew Fish, Cynthia Felzer Leitzell, Steve Scartozzi, George Steinmetz and Anthony C. Weagley.

In the event that Proposal 2 is not approved by the shareholders, our Board has nominated Steve Scartozzi and George Steinmetz for election at the 2017 annual meeting to serve for three-year terms (until the 2020 annual meeting) and until their successors are elected and qualified.

No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Kent, Feinstein, Fish, Scartozzi and Steinmetz, and Ms. Woodman and Ms. Leitzell, are independent directors, as defined in the Nasdaq listing standards.

Under our current Bylaws, nominees for director will be elected by a majority of votes cast by shareholders at the 2017 annual meeting. If a nominee for director does not receive at least a majority of the votes cast at the 2017 annual meeting, he or she is required to tender his or her resignation to the Board, and the Board, after considering the recommendation of the Nominating and Corporate Governance Committee, will thereafter consider whether to accept or reject the tendered resignation, or whether other action should be taken.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director as described herein. If any person named as a nominee should be unable or unwilling to stand for election at the time of the 2017 annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees named herein may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director. All nominees listed below are being nominated for a one-year term expiring at the 2018 annual meeting if Proposal 2 is approved at the 2017 annual meeting. If Proposal 2 is not approved by the shareholders and our classified Board of Directors continues, Messrs. Scartozzi and Steinmetz are being nominated to serve for three-year terms and the other individuals named below will continue in office, in the classes indicated below.

The indicated period of service as a director includes, with respect to periods prior to 2008, service as a director of the Bank. Ages are reflected as of September 30, 2016.

The Board of Directors recommends that you vote FOR the election of the nominees named in this proxy statement for director.

Nominees for Director for Three-Year Terms Expiring in 2020

(If Proposal 2 is not approved)

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
George E. Steinmetz	55	Director and former Chairman of the Board (October 2014 to February 2016). Owner, Matthews Paoli Ford, an automobile dealership in Paoli, PA since 2002. Mr. Steinmetz’s background as a small business owner in the local market along with his prior experience as a CPA with Ernst & Young and as an Executive with Carmax in charge of their Mid Atlantic operations, qualifies him to serve as a director.	2007

Stephen P. Scartozzi	64	Director. President of The Hardware Center, Inc., Paoli, Pennsylvania, since 2008. Mr. Scartozzi’s background as a small business owner in the Bank’s market area makes him well qualified to serve as a Director.	2010

Directors Whose Terms Expire in 2018

(If Proposal 2 is not approved)

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Anthony C. Weagley	54	Chief Executive Officer and President of Malvern Bancorp, Inc. and Malvern Federal Savings Bank from September 23, 2014 to Present; President and Chief Executive Officer of Center Bancorp, Inc. and Union Center National Bank from 2007 to June 2014. Mr. Weagley is recognized as a leader in the financial services industry with over 35 years of industry experience. His prior experience of serving as President and CEO and Director of a $1.7 billion national bank makes him well qualified to serve as a Director.	2014

Therese Woodman	64	Director and, since October 2014, Vice-Chair of the Board. Township Manager of East Whiteland Township since February 2001. Ms. Woodman brings a wealth of experience to the Board with respect to local community matters, particularly in the areas of planning and development, which makes her well qualified to serve as a Director.	2009

Howard Kent	69	Director and, since February 2016, Chairman of the Board. Mr. Kent is a principal and co-founder of Real Estate Equities Group, LLC and its affiliated entities in Englewood, NJ. Mr. Kent also served as a Chairman of the Board of Union Center National Bank from 2013 to 2014 and as a Director of Center Bancorp, Inc. from 2008 to 2014. Mr. Kent brings a strong banking background and 40 years of real estate investment and management experience along with years of leadership and community involvement, which make him well qualified to serve as a Director.	2015

Directors Whose Terms Expire in 2019

(If Proposal 2 is not approved)

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Norman Feinstein	69	Director. Mr. Feinstein is a Principal and Vice Chairman of The Hampshire Companies, a full-service, privately held, fully integrated real estate firm, with assets valued at over $2.5 billion. He serves as the Manager of The Hampshire Generational Fund and is a member of Hampshire’s Investment Committee. Prior to joining Hampshire in 1998, Mr. Feinstein had been a practicing attorney for over 25 years, specializing in real estate law. Mr. Feinstein’s experience and vast knowledge in real estate make him well qualified to serve as a Director.	2016

Cynthia Felzer Leitzell	67

Director. Ms. Leitzell is a partner and president of Leitzell & Economidis PC, a full-service firm of Certified Public Accountants located in Media, PA. Ms. Leitzell has served as chairman of the board of the Chester Water Authority since 2012. She also served two four-year elected terms as Delaware County controller. Previously, she was a partner with Rudney Solomon Cohen & Felzer PC, a full-service accounting and auditing firm in located in Broomall, PA.

Ms. Leitzell’s experience in audit and accounting, and her experience and years of leadership and community involvement make her well qualified to serve as a Director.

			2016

Andrew Fish	33

Director. Mr. Fish is a Director of The Real Estate Equity Company (“TREECO”) in Englewood, New Jersey, where he is responsible for leasing of the entire firm’s real estate portfolio, acquisitions and development projects. TREECO owns and manages over 1.5 million square feet of shopping centers. Prior to joining TREECO in 2009, Mr. Fish had been the director of leasing for Vornado Realty Trust. Mr. Fish is also currently a director of American Spraytech, Branchburg, New Jersey. During his career he served on various boards including Union Center National Bank’s Advisory Board, and the Board of the Englewood Chamber of Commerce.

Mr. Fish’s vast real estate experience makes him well qualified to serve as a Director.

			2016

Executive Officers who are Not Also Directors

Joseph D. Gangemi, age 36, has served as Senior Vice President, Chief Financial Officer and Secretary of the Company and the Bank since May 26, 2015. Mr. Gangemi previously served as Treasurer/Investment Officer of the Company and the Bank from September 2014 to May 26, 2015. Prior thereto, Mr. Gangemi served as Senior Vice President, Corporate Secretary, Chief of Staff and head of Treasury at Union Center National Bank from 2004 to September 2014.

William J. Boylan, age 52, has served as Senior Vice President and Chief Lending Officer of the Company and the Bank since April 25, 2016. He served as Senior Vice President and Chief Lending Officer of the Bank’s New Jersey Division from August 2015 to April 25, 2016. He previously served as Senior Vice President of Commercial Lending for ConnectOne Bank and its predecessor, Union Center National Bank, from 2008 to August 2015.

William Woolworth, age 51, joined the Bank on August 13, 2015, as Senior Vice President and Chief Risk Officer. Mr. Woolworth also serves as Senior Vice President & Chief Risk Officer of Malvern Bancorp, Inc. since August 25, 2015. Previously, Mr. Woolworth was Senior Vice President and Director of Enterprise Risk Management, Chief Auditor and Chief Compliance Officer for Customers Bank, Phoenixville and Wyomissing, Pennsylvania from March 2010 to July 2015. Additionally, he was the Chief Risk Officer at First National Bank of Chester County, West Chester, Pennsylvania from 2007 to 2010 and the Director of Internal Audit for the Brokerage firm of Ferris, Baker Watts, Inc. Baltimore, Maryland from 2005 to 2007.

Director Nominations

Nominations for director of Malvern Bancorp are made by the full Board of Directors. The Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee in selecting nominees for director. All of our directors participate in the consideration of director nominees and will consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as a director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Committees and Meetings of the Board of Directors

During the fiscal year ended September 30, 2016, the Board of Directors of Malvern Bancorp met 10 times. No director of Malvern Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods that he served.

Membership on Certain Board Committees. The Board of Directors of Malvern Bancorp has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The membership of the committees set forth in the following paragraphs is as of the date of this proxy statement.

Audit Committee. The Board of Directors has established an Audit Committee consisting of Ms. Leitzell (Chair) and Messrs. Scartozzi, Steinmetz and O’Grady. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-K, and monitors Malvern Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of four directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that Ms. Leitzell meets the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission. The Audit Committee met five times in fiscal 2016. The Audit Committee charter as presently in effect is available on the Company’s website, ir.malvernfederal.com.

Nominating and Corporate Governance Committee. It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, recommend nominees for the consideration of the Board of Directors in selecting nominees for election at the annual meeting. The Nominating and Corporate Governance Committee consists of Ms. Woodman (Chair), Mr. Kent and Ms. Leitzell. The Nominating and Corporate Governance Committee met two times in fiscal 2016. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards. The committee’s charter is available on our website at http://ir.malvernfederal.com.

Compensation Committee. It is the responsibility of the Compensation Committee to set the compensation of our Chief Executive Officer as well as the other named executive officers. The Compensation Committee consists of Mr. Kent (Chair), Ms. Leitzell and Mr. Steinmetz. The Compensation Committee met four times in fiscal 2016. Each of the members of the Compensation Committee is an independent director as defined in the Nasdaq listing standards. The committee’s charter is available on our website at http://ir.malvernfederal.com.

Board Leadership Structure and the Board’s Role in Risk Oversight

Anthony C. Weagley serves as our President and Chief Executive Officer, Howard Kent serves as Chairman of the Board and Therese Woodman serves as Vice Chair of the Board. The Board of Directors has determined that separation of the offices of Chairman of the Board and President enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Malvern Bancorp, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management. Mr. Kent is an independent director under the rules of the Nasdaq Stock Market.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks Malvern Bancorp encounters, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors receives reports on this topic from executive management, other officers of the Company and the Chairpersons of the Audit and Compliance Committees. The Chairman of the Board and independent directors work together to provide strong, independent oversight of Malvern Bancorp’s management and affairs through its committees and meetings of independent directors. The Company believes that its Board leadership structure supports this approach to risk management.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the annual meeting of shareholders absent a valid reason for not doing so. In 2016, all of our directors attended our annual meeting of shareholders.

Directors’ Compensation

We do not pay separate compensation to directors for their service on the Board of Directors of Malvern Bancorp. Fees are paid to directors by the Bank only. Each of our directors, other than Mr. Weagley, receives an annual retainer of $25,000. The Bank’s Chairman of the Board currently receives an additional annual retainer of $10,000 and the Vice Chair receives an additional annual retainer of $7,500. Our directors, except for our President and Chief Executive Officer, currently receive a fee of $800 for attending regularly scheduled monthly Board meetings of the Bank and for special meetings of the Board beginning with the fourth special Board meeting. The Chair of the Audit Committee receives an additional fee $7,500 per year. Board members receive a fee of $300 for attending committee meetings, except for members of the Nominating and Corporate Governance Committee.

The table below summarizes the total compensation paid by Malvern Federal Savings Bank to those persons who served as our non-employee directors for the fiscal year ended September 30, 2016.  As Andrew Fish was appointed to the Board on October 25, 2016, he is not included in the table.

Name	Fees Earned or Paid in Cash	Stock Options	All Other Compensation (1)	Total
Norman Feinstein (2)	$9,550	—	—	$9,550
Howard Kent	$47,108	$5,150	—	$52,258
Cynthia Felzer Leitzell (3)	$22,850	—	—	$22,850
John P. O’Grady (4)	$36,858	$5,150	—	$42,008
Stephen P. Scartozzi	$35,900	$5,150	—	$41,050
George E. Steinmetz	$36,883	$5,150	—	$42,033
Therese Woodman	$39,558	$5,150	—	$44,708
F. Claire Hughes, Jr. (5)	$12,017	—	$3,783	$15,800
Michael Moss (5)	$13,617	—	—	$13,617
Ralph K. Packard (5)	$16,325	—	—	$16,325
Robert C.F. Willson (5)	$12,017	—	—	$12,017

(1)	Consists of accruals under the Directors’ Retirement Plan for Mr. Hughes.

(2)	Mr. Feinstein was appointed to the Board on June 29, 2016.

(3)	Ms. Leitzell was appointed to the Board on March 31, 2016.

(4)	Mr. O’Grady will continue to serve until the 2017 annual meeting.

(5)	Each of Messrs. Hughes, Moss, Packard and Willson resigned as a director during fiscal 2016.

In the table above, when we refer to amounts under “Stock Options,” we are referring to the aggregate grant date fair value in accordance with FASB ASC Topic 718. Stock options to purchase 1,000 shares of the Company’s common stock were granted to each of Messrs. Kent, O’Grady, Scartozzi and Steinmetz, and to Ms. Woodman, on March 31, 2016, under the Company’s 2014 Long-Term Incentive Compensation Plan. The options vest in 20% increments beginning on the one year anniversary of the grant date, and accelerate in full upon a change in control, as defined in the Plan. These options were the only stock options held by the directors as of September 30, 2016.

The Bank has entered into a Director Retirement Plan (“DRP”) Agreement with former director Hughes. The DRP Agreement provides Mr. Hughes with retirement benefits for a five-year period at normal retirement age, defined as 80 years. The normal annual retirement benefit amount for Mr. Hughes is $17,400. The DRP Agreement also provides for reduced benefits upon early retirement and for benefits upon the director’s death or disability or separation of service following a change-in-control, as defined, of the Bank. The DRP Agreement provides that in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”), then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes. The DRP Agreement also includes non-compete provisions. Mr. Hughes resigned as a director as of February 14, 2016, and will receive $631 per month for 60 months.

REPORT OF THE AUDIT COMMITTEE

The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and the independent registered public accounting firm the basis for the reports issued by Malvern Federal Saving Bank and Malvern Bancorp, Inc. pursuant to federal regulatory requirements, selecting the independent registered public accounting firm and overseeing the scope of their audit services. Assessing the adequacy of the internal controls and the resolution of any significant deficiencies or material control weaknesses, assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended September 30, 2016, the Audit Committee (a) reviewed and discussed the audited financial statements with our management, (b) discussed with BDO USA, LLP, our independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communications with Audit Committees), and (c) has received and reviewed the written disclosures and the letter from BDO USA, LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented) regarding BDO USA, LLP communications with the Audit Committee concerning independence and has discussed with BDO USA, LLP its independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2016 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Cynthia Felzer Leitzell, Chair
John O’Grady George E. Steinmetz
Stephen Scartozzi

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The primary objective of our executive compensation program is to attract and retain talented and motivated executive officers that will contribute to the Company’s overall success. Executive officers are instrumental to supporting growth and profitability as well as minimizing risk, resulting in the advancement of shareholder interests. The performance of each of the executive officers has a potentially vital impact on our profitability; therefore, we believe the design and administration of the compensation program is of considerable importance.

Executive Compensation Philosophy

Our compensation philosophy is dictated by the Compensation Committee of our Board of Directors. The duties and responsibilities of the Compensation Committee, which consists entirely of independent directors of the Board, are to:

•	provide guidance regarding the design of our employee benefit plans;

•	oversee the investments of our 401(k) plan;

•	establish the compensation of our chief executive officer;

•	with input from our chief executive officer, establish or recommend to our Board the compensation of our other executive officers;

•	monitor our overall compensation policies and employee benefit plans;

•	monitor our incentive plans for appropriate performance measures consistent with our overall strategic objectives; and

•	ensure that our incentive plans do not encourage unnecessary and excessive risk.

Our Compensation Objectives and the Focus of Our Compensation Rewards

We believe that an appropriate compensation program should draw a balance between providing rewards to executive officers while at the same time effectively controlling compensation costs.  We reward executive officers in order to attract highly qualified individuals, to retain those individuals in a highly competitive marketplace for executive talent and to incentivize them to perform in a manner that maximizes our corporate performance. Accordingly, we have sought to structure our executive compensation with a focus on pay-for-performance.  We seek to offer executive compensation programs that align each individual’s financial incentives with our strategic direction and corporate values.

We view executive compensation as having three key elements:

•	a current cash compensation program consisting of salary and cash bonus incentives;

•	long-term equity incentives reflected in grants of stock options and/or restricted stock; and

•	other executive retirement benefits and perquisites.

These programs aim to provide our executives with an overall compensation package that is competitive with comparable financial institutions, and aligns individual performance with our long-term business objectives.

We annually review our mix of short term performance incentives versus longer term incentives, and incorporate in our compensation reviews the data from studies performed as to appropriate competitive levels of compensation and benefits.  We do not have set percentages of short term versus long term incentives.  Instead, we look to provide a reasonable balance of those incentives.

We also periodically “benchmark” our compensation programs to industry available databases and to a peer group.  The process has involved hiring independent compensation consulting firms to perform studies that employ the following processes:

•	gathering data from industry specific global and regional compensation databases based upon company size for each executive position;

•	determining an appropriate peer group of financial institutions based upon similar size and geography;

•	developing data points for salary and total cash compensation comparisons and equity opportunities;

•	averaging peer group and database statistics together to produce a relevant “market” at the data points for salary, total cash compensation and equity and comparing our positions to the “market” data;

•	evaluating other compensation components, including executive benefits as compared to competitive standards; and

•	comparing our compensation levels to the “market” and determining our relative positioning for competitiveness as to salary, total cash compensation and non-cash compensation.

Our chief executive officer participates in determinations regarding the compensation and design of our benefit programs for all employees, but does not participate in setting his own compensation.

During fiscal 2016, the Compensation Committee engaged Compensation Advisors (“Compensation Advisors”) to assist with the assessment and market review of executive officer and director compensation and related benefits. Compensation Advisors provided no services to and received no fees from the Company, or its affiliates, other than in connection with the engagement entered into by the Compensation Committee. There are no personal relationships between Compensation Advisors and any member of the Compensation Committee other than in respect of the engagement. No employee of Compensation Advisors owns any stock of the Company and there are no business or personal relationships between Compensation Advisors and any executive officer of the Company other than in respect to the engagement entered into by the Compensation Committee of the Company.

The Role of Management

In addition to input from the our compensation consultant, the Committee also considers input from the Company’s Chief Executive Officer regarding base salary, bonuses and other benefits for named executive officers other than the Chief Executive Officer. Although the Committee considers such input, the Compensation Committee has final authority on compensation matters for all named executive officers.

Peer Review

The Compensation Committee utilized a proxy peer group to review compensation levels for the executive team and board of directors. The purpose of the peer group is to provide relative comparative data to assist the Board in making sound decisions relative to the compensation practices of the Bank. The peer group was developed from an initial group of 81 banks with 2015 year end assets between $600 million and $989 million and available compensation data. The initial group was narrowed based on relevant criteria, including asset size, geographic location, number of offices, number of employees, and performance metrics. The resulting peer group is 16 banks with 2015 year end assets between $600 million and $885 million.

During fiscal 2016, Compensation Advisors was asked to perform a base salary review of the employees at the Bank. Each incumbent position was compared to current market pricing for similar positions from our sources. This allows positions that have skills that are portable to industries outside of banking to be benchmarked on a more global scale. Each position was compared to positions with similar job responsibilities. Actual job responsibilities may vary among the same job titles. The Bank continues to re-benchmark positions when a job description is changed or a new position is created.

2016 Peer Group

Emclaire Financial Corp.	Emlenton	PA
Pathfinder Bancorp, Inc.	Oswego	NY
Empire Bancorp Inc.	Islandia	NY
Carver Bancorp, Inc.	New York	NY
Sussex Bancorp	Rockaway	NJ
Fidelity D & D Bancorp, Inc.	Dunmore	PA
Greene County Bancorp, Inc.	Catskill	NY
DNB Financial Corporation	Downingtown	PA
Norwood Financial Corp.	Honesdale	PA
Harleysville Savings Financial Corporation	Harleysville	PA
Marlin Business Services Corp.	Mount Laurel	NJ
Royal Bancshares of Pennsylvania, Inc.	Bala Cynwyd	PA
Bancorp of New Jersey, Inc.	Fort Lee	NJ
CB Financial Services, Inc.	Carmichaels	PA
Two River Bancorp	Tinton Falls	NJ
Parke Bancorp, Inc.	Sewell	NJ

Components of the Compensation Program

The elements of the compensation programs for the Company’s executive officers, which are base salary, cash incentives, equity incentives, and benefits, are detailed below. While the Compensation Committee considers total compensation when reviewing benchmarking data, one component does not specifically affect another as they each serve unique purposes. In addition to providing a benefit to the executive each component serves the purpose of either attracting or retaining talent.

Base Salary

The Compensation Committee views base salary as the foundation of the compensation program and is a primary consideration for attracting experienced talent. We establish our executive officers’ base salaries primarily using criteria that includes technical expertise, individual responsibility level, organizational performance and the competitive data for the peer group identified above and believe that base salaries should be paid at a level that affords us the ability to hire and retain experienced individuals in our industry that can effectively contribute to the achievement of our strategic business goals.

Base salary for the Chief Executive Officer is set by the Committee on an annual basis. Base salaries for the executive officers other than its Chief Executive Officer are made on an annual basis and are based upon recommendations by the Chief Executive Officer. The factors for the Committee’s compensation decisions include Bank financial performance, industry base salaries within the Peer Group, the nature and responsibilities of the position, the contribution and experience of the officer, and the length of the officer’s service with the Bank. The Committee also considers recommendations from the compensation consultant.

Executive Achievement Incentive Compensation Plan

The Executive Achievement Incentive Compensation Plan (“EAICP”) is a performance-based incentive program designed to reward key executives and reinforce the goals of the Bank for profitable growth and achievement of Company financial objectives. For fiscal 2016, all Named Executive Officers (as defined herein) other than Mr. Weagley participated in the EAICP.

The EAICP provides the executive with the opportunity to earn both equity and non-equity (cash) awards, expressed as a percentage of salary. Individuals are assigned specific objectives throughout the year, which comprise each individual’s “personal” goals. These personal goals typically represent 50% of the total available payout and can range up to 100% of the total available payout under the EAICP. The other component may be a “Bank” goal, which accounts for up to 50% of the total payout, but is usually no more than 25% of the total available payout.

Performance metrics include a number of key performance factors, including profitability, growth, and financial operating condition. The 2016 fiscal year performance metrics included return on assets, return on equity, net income before tax, loan growth, non-performing assets and a composite score for achievement of other annual objectives.

Incentive awards payable under the EAICP for fiscal 2016 were based on a percent of base salary and ranged from 2 percent to 15 percent. Each participant’s possible award included one or more of the above criteria, with the maximum amount possible not to exceed 100% of the potential award. See “Grant of Plan Based Awards” for a description of the amounts that could have been earned under the EAICP by the Named Executive Officers for fiscal 2016.

The three Named Executive Officers who participated in the EAICP for fiscal 2016 received awards under the EAICP for fiscal 2016 performance, as their respective goals were met. See the “Summary Compensation Table.”

Loan Incentive Plan

The Bank’s lending officers are eligible to participate in the Loan Incentive Plan (the “Lender Plan”), which provides an annual incentive payout based on quarterly loan originations that meet certain underwriting standards. Quarterly originations must meet a hurdle of $2.0 million for a payout to occur. Incentive amounts are based on the achievement of individual goals (weighted at 30%) and Bank-wide goals (weighted at 70%). The Compensation Committee can make discretionary adjustments to the quarterly incentive payout amounts.

Employees’ Savings & Profit Sharing Plan

The Bank maintains an Employees’ Savings & Profit Sharing Plan (the “401(k) Plan”), for its employees, including executive officers. Eligible employees may defer up to 6% of their salaries, with a matching contribution made by the Bank up to a specified limit determined annually by the Board of Directors. The Bank also may make additional discretionary contributions. We made 401(k) Plan matching contributions of $83,481 and $98,000, respectively, in fiscal 2016 and fiscal 2015.

Employee Stock Ownership Plan

In 2008, the Company established an employee stock ownership plan (the “ESOP”) for all eligible employees. As part of the Bank’s mutual holding company reorganization, the ESOP purchased 241,178 shares of common stock of Malvern Federal Bancorp utilizing a $2.6 million loan from the Company. The loan to the ESOP is being repaid over its term of 18 years and shares are released for allocation to employees’ accounts as debt service payments are made. Shares released from the suspense account are allocated to each eligible participant’s plan account pro rata based on compensation. Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement. Benefits are payable upon retirement or separation from service. The current ESOP trustee is Pentegra.

Other Benefits

Change in Control Arrangements

On June 23, 2016, Malvern Bancorp, Inc. and its wholly owned subsidiary, Malvern Federal Savings Bank, entered into an employment agreement with Mr. Weagley, which amends and restates Mr. Weagley’s prior employment agreement dated May 15, 2015.

On May 23, 2016, the Bank entered into a Change of Control Agreement with each of Joseph Gangemi, Senior Vice President and Chief Financial Officer of the Company and the Bank, William Boylan, Senior Vice President and Chief Lending Officer of the Company and the Bank, and William “Bill” Woolworth, Senior Vice President and Chief Risk Officer of the Company and the Bank. See “Agreements with Named Executive Officers.”

Shareholder Advisory Vote on Executive Compensation

We conduct an annual shareholder advisory vote on the compensation of the named executive officers, and our Board of Directors and the Compensation Committee carefully consider the outcome of these advisory votes when making compensation decisions. In February 2016, in excess of 97.4% of the votes cast were voted in favor of the non-binding advisory proposal to approve the compensation of our named executive officers. The Compensation Committee viewed this approval as an affirmation of our current pay practices and as a result, we made no significant changes to our pay practices. It continues to be the Committee’s goal to maintain alignment of our pay practices with the best interests of the Company and its shareholders. We will, therefore, continue to evaluate the appropriateness of the Company’s compensation program and consider shareholder feedback throughout the evaluation process.

Compensation-Related Risk Assessment

We conduct an annual evaluation of our compensation programs, policies and practices to ensure that they reflect an appropriate level of risk-taking but do not encourage our employees to take excessive or unnecessary risks that could have an adverse impact on the Company.

Risk Assessment Procedures

We have reviewed our compensation policies and programs for all of our employees and have determined that the compensation policies and incentive compensation programs in place are not reasonably likely to have a material adverse effect on the Company and do not encourage our employees to take excessive risks. We are confident that the internal controls and procedures we have in place throughout our organization sufficiently manage any inherent risk in our programs. Among other things, our executive compensation programs reflect the following policies and practices:

•	The Compensation Committee is composed solely of independent directors, under its own authority, and has engaged its own independent compensation consultant;

•	We conduct an annual shareholder advisory vote on the compensation of the named executive officers, and our Board of Directors and the Compensation Committee carefully consider the outcome of these advisory votes;

•	We do not provide significant perquisites or other personal benefits to our executive officers. Our executives participate in our health and welfare benefit programs on the same basis as all of our employees; and

•	Annually, the Board of Directors reviews and approves all policies of the Bank to ensure that they reflect an appropriate level of risk-taking but do not encourage our employees to take excessive or unnecessary risks that could have an adverse impact on the Bank.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this Proxy Statement and discussed it with our management. Based on this review and discussion, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee Members:

Howard Kent, Chairman

Cynthia Felzer Leitzell

George Steinmetz

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by Malvern Federal Savings Bank for services rendered in all capacities during the fiscal years ended September 30, 2016, 2015 and 2014 to the persons who served as our principal executive officer and principal financial officer and our two other executive officers employed by us as of September 30, 2016. Malvern Bancorp, the holding company of Malvern Federal Savings Bank, has not paid separate cash compensation to our executive officers. We refer to these four executives as our Named Executive Officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Anthony C. Weagley	2016	368,269	200,000	—	—	54,630	622,899
Chief Executive Officer and	2015	308,909	111,675	—	—	19,472	440,056
President of Malvern Bancorp, Inc.	2014	6,923	—	—	—	—	6,923
and Malvern Federal Savings Bank (September 23, 2014 to present)

Joseph D. Gangemi	2016	165,000	—	12,441	22,275	31,236	230,952
Senior Vice President and Chief	2015	91,622	—	—	12,309	10,701	114,632
Financial Officer of Malvern Bancorp, Inc. and Malvern Federal Savings Bank (August 1, 2015 to present); Treasurer, Investment Officer and Corporate Secretary (September 30, 2014 to August 1, 2015)

William S. Boylan	2016	197,308	50,000	5,394	200,000	12,437	465,139
Senior Vice President and Chief	2015	20,769	25,000	—	16,000	900	62,669
Lending Officer of Malvern Bancorp, Inc. and Malvern Federal Savings Bank (April 28, 2016 to present); previously, Senior Vice President and Chief Lending Officer of NJ Division

William Woolworth	2016	156,539	—	5,585	22,400	9,517	194,041
Senior Vice P resident and Chief	2015	47,788	15,000	—	—	1,000	63,788
Risk Officer of Malvern Bancorp, Inc. and Malvern Federal Savings Bank (August 3, 2015 to present)

The amount shown in the “Bonus” column for Mr. Weagley for fiscal 2016 includes 50,000 which was paid to him as a result of the termination of the Formal Agreement with the Office of the Comptroller of the Currency, as had been previously provided in Mr. Weagley’s original Employment Agreement dated May 15, 2015. The other $150,000 was paid to him as a result of achievement of specific performance goals under an annual bonus plan outlined in his June 23, 2016 Employment Agreement. Mr. Boylan’s bonus for fiscal 2016 and fiscal 2015 consists of a signing bonus(payable over two years). Mr. Woolworth’s bonus for fiscal 2015 was a signing bonus.

The amounts shown in the “Non-Equity Incentive Plan Compensation” column for Mr. Boylan represent amounts paid to him under the Lender Plan. The amounts in such column for Mr. Gangemi and Mr. Woolworth represent amounts paid under the EAICP. In connection with fiscal 2016 performance, under the EAICP, Mr. Gangemi is also entitled to receive $18,975 worth of restricted stock at the market price on the date of grant, and Mr. Woolworth is also entitled to receive $17,600 worth of restricted stock at the market price on the date of grant. Such grants will be made in fiscal 2017.

In the table above, when we refer to amounts under “Stock Awards”, we are referring to the aggregate grant date fair value in accordance with FASB ASC Topic 718. The shares of restricted stock were granted in fiscal 2016 under the Company’s 2014 Long-Term Incentive Compensation Plan, and vest in 20% increments beginning on the one year anniversary of the grant date. See “Grant of Plan Based Awards.” These restricted stock awards were earned by the respective Named Executive Offices who received them under the EAICP.

“All Other Compensation” for fiscal 2016 consists of the following:

For Mr. Weagley, $3,538 for premiums for insurance for Mr. Weagley’s benefit, $11,880 for the use of an automobile and cell phone, a contribution of $11,475 to the Company’s 401(k) plan on Mr. Weagley’s behalf to match a pre-tax deferral contribution (included under “Salary”) made by Mr. Weagley to that plan and $27,737, representing the fair market value, on December 31, 2015, of 1,759 shares allocated to Mr. Weagley’s ESOP account on such date;

For Mr. Gangemi, $2,058 for premiums for insurance for Mr. Gangemi’s benefit, $8,100 for the use of an automobile and cell phone, a contribution of $4,760 to the Company’s 401(k) plan on Mr. Gangemi’s behalf to match a pre-tax deferral contribution (included under “Salary”) made by Mr. Gangemi to that plan and $16,318, representing the fair market value, on December 31, 2015, of 929 shares allocated to Mr. Gangemi’s ESOP account on such date;

For Mr. Boylan, $1,853 for premiums for insurance for Mr. Boylan’s benefit, $7,200 for the use of an automobile and cell phone and a contribution of $3,384 to the Company’s 401(k) plan on Mr. Boylan’s behalf to match a pre-tax deferral contribution (included under “Salary”) made by Mr. Boylan to that plan; and

For Mr. Woolworth, $1,788 for premiums for insurance for Mr. Woolworth’s benefit, $5,000 for the use of an automobile and cell phone and a contribution of $2,729 to the Company’s 401(k) plan on Mr. Woolworth’s behalf to match a pre-tax deferral contribution (included under “Salary”) made by Mr. Woolworth to that plan.

Grant of Plan Based Awards

During fiscal 2016, the only equity incentive plan awards made to our Named Executive Officers were shares of restricted stock, granted on December 30, 2015 (in fiscal 2016) under the Company’s 2014 Long-Term Incentive Compensation Plan. These shares of restricted stock were earned by the applicable Named Executive Officers under the EAICP for fiscal 2015 performance. All of such shares of restricted stock vest in 20% increments beginning on the one year anniversary of the grant date. The Named Executive Officers did not receive option awards in fiscal 2016. As no stock options and no stock awards were granted to the Named Executive Officers prior to fiscal 2016, no stock options and no stock awards vested during fiscal 2016.

In addition, our Named Executive Officers earned non-equity incentive plan awards for fiscal 2016 in the form of cash under the EAICP. These cash amounts are included in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. The information in the table below under columns (c), (d) and (e) pertain to these cash incentive awards. For a description of the EAICP, see the “Compensation Discussion and Analysis.”

The information in the table below in the columns under “Estimated Possible Payouts Under Equity Incentive Plan Award” are denominated in dollars, although the applicable payouts are payable in grants of restricted stock under the Company’s 2014 Long-Term Incentive Compensation Plan.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option
Name (a)	Grant Date (b)	Threshold ($)(c)	Target ($)(d)	Maximum ($)(e)	Threshold ($)(f)	Target ($)(g)	Maximum ($)(h)	or Units (#)(i)	Awards ($)(l)
Anthony C. Weagley	—	0	0	0	0	0	0	0	0
Joseph D. Gangemi	12/30/2015	0	16,500	24,750	0	16,500	24,750	715	12,441
William Boylan	12/30/2015	0	22,500	33,750	0	22,500	33,750	310	5,394
William Woolworth	12/30/2015	0	17,500	26,250	0	17,500	26,250	321	5,858

Outstanding Equity Awards at Fiscal Year End

The following table sets forth, for each of the Named Executive Officers, information regarding restricted stock awards outstanding at September 30, 2016. As of that date, none of the restricted stock awards granted to the Named Executive Officers had vested. Such restricted stock awards were granted on December 30, 2015, and vest in 20% increments beginning on the one year anniversary of the grant date. As of September 30, 2016, no Named Executive Officer held any stock options.

	Stock Awards
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Anthony C. Weagley	0	0
Joseph D. Gangemi	715	11,726
William Boylan	310	5,084
William Woolworth	321	5,264

In the table above, we are disclosing:

•	in column (g), the number of shares of our Common Stock covered by restricted stock awards that were not vested as of September 30, 2016; and

•	in column (h), the aggregate market value as of September 30, 2016 of the stock awards referenced in column (g).

In calculating the market values of restricted stock in the table above, we have multiplied the closing market price of a share of our common stock on September 30, 2016, the last trading day in fiscal 2016, which was $16.40, by the applicable number of shares of our common stock underlying each Named Executive Officer’s stock awards.

Equity Compensation Plan Information

The following table provides information about the Company’s common stock that may be issued upon the exercise of stock options under our 2014 Long-Term Incentive Compensation Plan (the “2014 Plan”). The 2014 Plan permits the grant of equity awards and other awards, including stock options and restricted stock.

Plan Category	(a) Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price Of Outstanding Options, Warrants and Rights	(c) Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))

Equity Compensation Plans Approved by Shareholders	5,000	$16.02	393,070

Equity Compensation Plans Not Approved by Shareholders	—	—	—

TOTAL	5,000	$16.02	393,070

Agreements with Named Executive Officers

On June 23, 2016, Malvern Bancorp and Malvern Federal Savings Bank entered into an employment agreement (the “Employment Agreement”) with Anthony C. Weagley, Chief Executive Officer and President of the Company and the Bank.

The Employment Agreement, which amends and restates Mr. Weagley’s prior employment agreement dated May 15, 2015, provides that he will continue to serve as President and Chief Executive Officer of the Company and the Bank for successive one year periods, unless either party has provided written notice at least 60 days prior to the end of the then current annual period that such party does not agree to renew the Employment Agreement. The Employment Agreement also provides that Mr. Weagley will serve as a director of the Company and the Bank.

Pursuant to the Employment Agreement, Mr. Weagley will receive an annual base salary at the rate of $400,000 per year, plus additional annual base compensation of $100,000, of which $35,000 will be paid in cash (as part of the regular payroll process) and the remaining $65,000 will be paid in shares of the Company’s common stock. Such amounts (totaling $500,000), which are collectively referred to as “Annual Base Salary,” may be increased by the Boards of the Company and the Bank.

Mr. Weagley will also be entitled to participate in an annual bonus plan, with an initial target bonus of $100,000, upon the achievement of specified performance goals approved by the Compensation Committee and the Company’s Board of Directors. He will also be entitled to participate in other employee benefit plans maintained for executives of the Bank.

If Mr. Weagley’s employment is terminated by the Company or the Bank without “Cause” (as defined in the Employment Agreement)(other than for death or disability) or if the Company or the Bank terminate the Employment Agreement by delivering a non-renewal notice, in either case occurring after a “Change in Control” (as defined in the Employment Agreement), or if Mr. Weagley terminates his employment for “Good Reason” (as defined in the Employment Agreement) after a Change in Control, he will be entitled to receive, after signing a release, a lump sum cash payment equal to two years of his Annual Base Salary, in addition to any amounts he has already earned as of the date of termination, and any vesting restrictions on any grants of equity that have been made to him will be waived.

Upon termination by the Company or the Bank without Cause (other than for death or disability) or if the Company or the Bank terminate the Employment Agreement by delivering a non-renewal notice, in either case occurring absent a Change in Control, or if Mr. Weagley terminates his employment for Good Reason absent a Change in Control, he will be entitled to receive, after signing a release, a lump sum cash payment equal to two years of his Annual Base Salary.

The Employment Agreement contains 12 month post-termination non-compete, non-solicitation of customers and non-solicitation of employees provisions.

On May 23, 2016, the Bank entered into a Change of Control Agreement (each, a “Change of Control Agreement” and collectively, the “Change of Control Agreements”) with each of Joseph Gangemi, Senior Vice President and Chief Financial Officer of the Company and the Bank, William Boylan, Senior Vice President and Chief Lending Officer of the Company and the Bank, and William “Bill” Woolworth, Senior Vice President and Chief Risk Officer of the Company and the Bank.

Each Change of Control Agreement provides that if the executive’s employment with the Bank ceases within 12 months following the date of a Change of Control (as defined), or during the 90 days immediately preceding a Change of Control, as a result of termination by the Bank without Cause (as defined) or for Good Reason (as defined), then the executive will be entitled to receive any base salary that remains unpaid through the date of termination, any bonus that remains unpaid and which is payable with respect to a fiscal year which ended prior to the effective date of termination, and any expense reimbursement which is due and remains unpaid, plus a lump sum cash payment equal to 100% of the executive’s base salary as in effect on the date of termination.

In addition, if the executive elects to receive continuation coverage under the Bank’s group health plan under COBRA, each Change of Control Agreement provides that the executive will be entitled to reimbursement of the premium otherwise payable for COBRA continuation coverage for the 12 months immediately following the date of termination of employment, to the extent such premium exceeds the monthly amount charged to active similarly-situated employees of the Bank for the same coverage.

Each Change of Control Agreement provides that it is in lieu of, and not in addition to, any other severance plan, fund, agreement or other arrangement maintained by the Bank. Payment of the lump sum cash amounts and reimbursement for COBRA premiums described above are conditioned on the executive’s execution and delivery of a release.

In addition, each Change of Control Agreement provides that the amounts and benefits payable to Mr. Gangemi or Mr. Woolworth, as applicable, in the circumstances described above, will be reduced to the extent necessary to avoid causing any of the payments or benefits to be nondeductible under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), or subject to an excise tax under Section 4999 of the Code, unless the executive’s after-tax amounts and benefits would be greater without such a reduction.

Potential Payments Upon Termination of Employment

The following table provides information as to the amounts that would have been payable to the Named Executive Officers if they had terminated employment in the circumstances described in the table on the last day of the Company’s 2016 fiscal year (September 30, 2016):

	Termination by Company Without Cause or Resignation by Executive for Good Reason (absent a Change of Control)	Termination by Company Without Cause or Resignation by Executive for Good Reason (after a Change of Control) (1)	Termination Due to Death, Disability or Retirement (at or after age 65)
Anthony C. Weagley (2) (3)
Cash severance (4)	$1,000,000	$1,000,000	-
Acceleration of Restricted Stock	-	-	-
Welfare Benefits	-	-	-
Total	$1,000,000	$1,000,000

Joseph D. Gangemi
Cash severance (5)	-	$165,000	-
Acceleration of Restricted Stock (6)	-	$9,381	$9,381
Welfare Benefits (7)	-	$10,176	-
Total		$184,557	$9,381

William Boylan
Cash severance (5)	-	$225,000	-
Acceleration of Restricted Stock (6)	-	$4,067	$4,067
Welfare Benefits (7)	-	-	-
Total		$229,067	$4,067

William Woolworth
Cash severance (5)	-	$175,000	-
Acceleration of Restricted Stock (6)	-	$4,215	$4,215
Welfare Benefits (7)	-	$4,140	-
Total		$183,355	$4,215

(1) Includes, in the case of Messrs. Gangemi, Boylan and Woolworth, a termination by the Company without Cause or a resignation by the executive for Good Reason during the ninety (90) day period preceding a Change of Control, as such terms are used in their respective Change of Control Agreements.

(2) Includes a termination of employment due to the Company’s or the Bank’s failure to renew the term of the executive’s employment agreement.

(3) The Company and the Bank, respectively, are responsible for 50% of the payments and benefits due Mr. Weagley.

(4) The cash severance amount, which is equal to two years’ annual base salary in effect as of the date of termination, is payable in a lump sum. The amount shown is based on Mr. Weagley’s annual base salary in effect as of September 30, 2016.

(5) The cash severance amount, which is equal to 100% of the executive’s annual base salary in effect at the time of termination, is payable in a lump sum. The amounts shown are based on their respective base salaries in effect as of September 30, 2016.

(6) These figures represent, based on the closing price of the Company’s common stock on September 30, 2016 ($16.40 per share), the aggregate value of outstanding shares of restricted stock awarded to each officer, the vesting of which would accelerate in the event of a termination of such officer’s employment under the circumstances presented. The number of shares of restricted stock for which vesting would accelerate as of December 31, 2016 is as follows: Mr. Gangemi, 572 shares; Mr. Boylan, 248 shares; and Mr. Woolworth, 257 shares. The restricted shares fully vest in the event of a Change in Control as defined in our Long-Term Incentive Plan without regard to termination of employment, but are also included in the column showing amounts payable in connection with an involuntary termination after a Change of Control.

(7) Each of Messrs. Gangemi, Boylan and Woolworth is entitled to reimbursement of COBRA premiums for twelve (12) months following termination of employment to the extent that the COBRA premiums exceed the monthly amount charged active employees by the Company for health coverage. The figure presented represents the estimated amount of such reimbursements. Mr. Boylan did not have active employee health coverage as of September 30, 2016.

Related Party Transactions

Loans and Extensions of Credit. The Bank offers loans to its directors, officers and employees as well as members of their immediate families and others who are considered “related persons” under Item 404 of Regulation S-K of the SEC. Any loans by the Bank to related persons are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the same or comparable transactions with persons not related to the Bank. These loans did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at September 30, 2016. None of the Bank’s loans to any of its directors, executive officers, any of their immediate family members or to any related persons were non-accrual, past due, restructured or deemed potential problem loans at September 30, 2016.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Malvern Federal Savings Bank, to its executive officers, directors and, to the extent otherwise permitted, principal shareholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal shareholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 1, 2016, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors and director nominees of Malvern Bancorp, (iii) the Named Executive Officers of Malvern Bancorp; and (iv) all directors, director nominees and executive officers of Malvern Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 1, 2016(1)		Percent of Common Stock

EJF Capital LLC 2167 Wilson Blvd., Suite 410 Arlington, VA 22201	519,974	(2)	7.9%

Lawrence B. Seidman 100 Misty Lane, 1st Floor Parsippany, NJ 07054	453,486	(3)	6.9%

Clover Partners, L.P. 100 Crescent Court, Suite 575 Dallas, TX 75201	435,026	(4)	6.6%

FJ Capital Management LLC 1313 Dolley Madison Blvd. Suite 306 McLean, VA 22101	423,536	(5)	6.5%

Directors and Nominees:
Norman Feinstein	3,140		*
Andrew Fish	—		*
Cynthia Felzer Leitzell	3,000		*
Stephen P. Scartozzi	6,755	(6)	*
George E. Steinmetz	14,148	(7)	*
Anthony C. Weagley	40,516	(8)	*
Therese Woodman	9,596		*
Howard Kent	126,340	(9)	1.9%

Other Named Executive Officers:			*
Joseph Gangemi	5,914	(10)	*
William Boylan	522	(11)	*
William Woolworth	2,311	(12)

All Current Directors, Director Nominees and Executive Officers as a Group (11 persons)	212,243	(13)	3.2%

*	Represents less than 1.0% of our outstanding common stock.

(1)	Based upon filings made with the SEC pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)	According to a filing made under the Exchange Act on March 14, 2016 by EJF Capital LLC, Emanuel J. Friedman and EJF Sidecar Fund, Series LLC—Series E, the reporting persons have shared voting and dispositive power over 519,974 shares of common stock.

(3)	According to a filing under the Exchange Act made on March 8, 2016 by Mr. Seidman and certain affiliated entities, Mr. Seidman has sole voting and dispositive power over 453,486 shares of common stock. Mr. Seidman, (i) as the manager of Seidman and Associates, L.L.C. (“SAL”), may be deemed the beneficial owner of the 82,656 shares owned by SAL, (ii) as the sole officer of Veteri Place Corporation (“Veteri”), the general partner of each of Seidman Investment Partnership, L.P. (“SIP”) and Seidman Investment Partnership II, L.P. (“SIPII”), may be deemed the beneficial owner of the 65,565 shares owned by SIP and the 79,709 shares owned by SIPII, (iii) as the managing member of JBRC I, LLC, the co-general partner of Seidman Investment Partnership III, L.P. (“SIPIII”), may be deemed the beneficial owner of the 16,439 shares owned by SIPIII, (iv) as the sole officer of Veteri, the trading advisor of LSBK06-08, L.L.C. (“LSBK”) and CBPS, LLC (“CBPS”), may be deemed the beneficial owner of the 51,600 shares owned by LSBK and the 55,782 shares owned by CBPS, and (v) as the investment manager for each of Broad Park Investors, L.L.C. (“Broad Park”), Chewy Gooey Cookies, L.P. (“Chewy”) and 2514 Multi-Strategy Fund, L.P. (“2514 MSF”), may be deemed the beneficial owner of the 46,431 shares owned by Broad Park, the 21,085 shares owned by Chewy and the 34,219 shares owned by 2514 MSF. In the foregoing capacities, Mr. Seidman has sole and exclusive investment discretion and voting authority with respect to all such shares.

(4)	According to a filing under the Exchange Act made on February 16, 2016 by Clover Partners, L.P., Clover Partners Management, LLC and John A. Guerry, the reporting persons have shared voting and dispositive power over 435,026 shares of the Company’s common stock. Clover Partners Management, LLC is the general partner of Clover Partners, L.P., and John A. Guerry is the principal of Clover Partners Management, LLC.

(5)	According to a filing under the Exchange Act made on September 2, 2016 by Financial Opportunity Fund LLC, Financial Opportunity Long/Short Fund LLC, FJ Capital Management, LLC and Martin S. Friedman, FJ Capital Management LLC has shared voting and dispositive power over 423,536 shares of common stock, consisting of 6,558 shares held by Financial Opportunity Long/Short Fund LLC, 346,417 shares held by Financial Opportunity Fund LLC of which FJ Capital Management LLC is the managing member and 70,561 shares held by managed accounts that FJ Capital Management LLC manages. Mr. Friedman is the managing member of FJ Capital Management LLC.

(6)	Includes 3,090 shares held jointly by Mr. Scartozzi and his spouse.

(7)	Includes 200 shares held jointly by Mr. Steinmetz and his spouse and 100 shares held by Mr. Steinmetz as custodian for his children.

(8)	Includes 1,731 shares held in the 401(k) Plan and 1,579 shares allocated to Mr. Weagley in the ESOP.

(9)	Includes 66,191 shares held jointly by Mr. Kent and his spouse and 11,719 shares held by Mr. Kent’s spouse.

(10)	Includes 359 shares held in the 401(k) Plan, 750 shares held in trust for Mr. Gangemi’s children, 715 shares subject to a restricted stock award which have not yet vested and 929 shares allocated to Mr. Gangemi in the ESOP.

(11)	Includes 14 shares held in the 401(k) Plan and 310 shares subject to a restricted stock award which have not yet vested.

(12)	Includes 12 shares held in the 401(k) Plan and 321 shares subject to a restricted stock award which have not yet vested.

(13)	Includes an aggregate of 2,117 shares allocated to the 401(k) Plan accounts of executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Malvern Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Malvern Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that all such Section 16(a) reports were timely filed with respect to the fiscal year ended September 30, 2016, except that Howard Kent (a director) inadvertently reported one stock purchase late, Cynthia Felzer Leitzell (a director) inadvertently reported one stock purchase late, Norman Feinstein (a director) inadvertently reported one stock purchase late, George Steinmetz (a director) inadvertently reported one stock purchase late, Anthony Weagley (an executive officer) inadvertently reported one stock purchase late, Joseph Gangemi (an executive officer) inadvertently reported one grant of restricted stock late and William Woolworth (an executive officer) inadvertently reported one grant of restricted stock late.

PROPOSAL 2 APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD OF DIRECTORS

Our Articles of Incorporation presently state that our directors will be divided into three classes, as nearly equal in number as possible, with each class elected on a staggered term basis, normally for a period of three years. On February 17, 2016, our Board adopted resolutions to submit to shareholders at our 2017 annual meeting an amendment to the Company’s Articles of Incorporation to declassify the Board, such that each director will be elected to a one-year term rather than the staggered three-year terms currently provided in the Articles of Incorporation.

Background of Proposal

Classified or staggered boards have been widely adopted and have a long history in corporate law. Proponents of classified boards assert that they promote the independence of directors because directors elected for multi-year terms are less subject to outside influence. Proponents of a classified structure for the election of directors also believe it provides continuity and stability in the management of the business and affairs of a company because a majority of directors always has prior experience as directors of the company. Proponents further assert that classified boards may enhance stockholder value by forcing an entity or group seeking control of a target company to initiate arms-length discussions with the board of the target company because the entity or group is unable to replace the entire board in a single election.

Alternatively, some investors view classified boards as having the effect of reducing the accountability of directors to stockholders because classified boards limit the ability of stockholders to evaluate and elect all directors on an annual basis. The election of directors is a primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies. In addition, opponents of classified boards assert that a classified structure for the election of directors may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees and therefore may erode shareholder value.

Our Board of Directors has considered carefully the advantages and disadvantages of maintaining a classified board structure. The Board has decided that it is an appropriate time to propose eliminating the classified Board. This determination by the Board furthers its goal of ensuring that the Company’s corporate governance policies maximize management accountability to stockholders. If approved, the proposal would give stockholders the opportunity each year to register their views on the performance of the entire Board of Directors. Accordingly, our Board, after full review and deliberation, has determined that eliminating the classified Board is in the best interests of Malvern Bancorp and its stockholders.

The elimination of the classified board requires an amendment to Malvern Bancorp’s Articles of Incorporation. If this Proposal 2 is approved by the shareholders, the terms of the nominees for election at the 2017 annual meeting would expire at the 2018 annual meeting. The directors whose terms would otherwise expire at the 2018 annual meeting and the 2019 annual meeting have agreed that if the shareholders approve this Proposal 2, they will relinquish the remaining unexpired portion of their respective terms and be re-nominated for election to a one-year term at the 2017 annual meeting. Accordingly, if Proposal 2 is approved by the shareholders, all eight of the directors listed in the tables under “Election of Directors” will be elected to one-year terms at the 2017 annual meeting. If Proposal 2 is not approved, the directors elected at the 2017 annual meeting will be elected for three year terms and there will be no change in the terms of the other directors.

Attached to this proxy statement as Appendix A are the Amended and Restated Articles of Incorporation of Malvern Bancorp, which reflect the changes required to implement this Proposal 2, if approved by the shareholders. If approved, this Proposal 2 will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Commonwealth of Pennsylvania. The Company would make this filing promptly after the 2017 annual meeting. At such time, the Board would consider amendments to the Company’s Bylaws that would make the Bylaws consistent with the proposed amendment to eliminate the classified Board.

Required Vote and Board of Directors Recommendation

As at least 80% of our Board of Directors has approved this amendment to the Articles of Incorporation, shareholder approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2017 annual meeting. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present, but will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD.

PROPOSAL 3 APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO ELIMINATE PROVISIONS PROHIBITING A SHAREHOLDER FROM ACQUIRING MORE THAN 10% OF THE COMPANY’S COMMON STOCK

Article IX of the Company’s current Articles of Incorporation generally provides that no person shall, directly or indirectly, offer to acquire or acquire the beneficial ownership of (i) more than 10% of the issued and outstanding shares of any class of equity security of the Company or (ii) any securities convertible into or exercisable for any equity securities of the Company if, assuming conversion or exercise of all such securities, such person would be the beneficial owner of more than 10% of any class of equity securities of the Company.

Article IX further provides that the foregoing restrictions on offers to acquire or the acquisition of more than 10% of the Company’s issued and outstanding equity securities do not apply to (i) any offer with a view toward public resale made exclusively to the Company by underwriters or a selling group, (ii) any employee benefit plan of the Company or the Bank and (iii) any offer or acquisition approved in advance by the affirmative vote of 80% of the members of the Company’s Board of Directors then in office.

If shares are acquired in violation of Article IX, all shares beneficially owned by a person in excess of 10% will be deemed “Excess Shares,” and will not be counted as shares entitled to vote and shall not be voted or counted as voting shares in connection with any matters submitted to shareholders. Article IX further provides that the Board may cause any such Excess Shares to be transferred to an independent trustee for sale on the open market or otherwise, with the expenses of the trustee to be paid out of the proceeds of the sale.

On February 17, 2016, our Board adopted resolutions to submit to shareholders at our 2017 annual meeting an amendment to the Company’s Articles of Incorporation to delete all of Article IX.

Background of Proposal

Article IX generally prohibits a person from exercising voting rights with respect to Excess Shares, as described above. Although Article IX provides that non-binding letters of intent with management of the Company regarding the basic structure of a potential acquisition and inquiries directed solely to the Company’s management which are designed to elicit an indication of management’s receptivity to a potential acquisition are excluded from the definition of “offer,” Article IX could still delay or make more difficult a change of control transaction or other combination involving the Company that may otherwise be beneficial to the Company’s shareholders.

Article IX was intended to limit the ability of a person to acquire a significant number of shares of the Company’s common stock and thereby gain sufficient voting control to cause the Company to effect a transaction that may not be in the best interests of the Company and its shareholders. However, federal banking laws require persons to file bank change-in-control and/or holding company applications before they can acquire more than 10% (or even over 5%, in certain instances) of the Company’s common stock.

Since Article IX was adopted, the Company has not faced the dangers that Article IX sought to guard against. Accordingly, the Board has concluded that the elimination of Article IX is advisable and in the best interests of the Company and its shareholders.

Attached to this proxy statement as Appendix A are the Amended and Restated Articles of Incorporation of Malvern Bancorp, which reflect the changes required to implement this Proposal 3, if approved by the shareholders. If approved, this Proposal 3 will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Commonwealth of Pennsylvania.

Required Vote and Board of Directors Recommendation

As at least 80% of our Board of Directors has approved this amendment to the Articles of Incorporation, shareholder approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2017 annual meeting. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present, but will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO ELIMINATE ARTICLE IX.

PROPOSAL 4 APPROVAL OF AN AMENDMENT OF THE SUPERMAJORITY VOTING REQUIREMENT CONTAINED IN ARTICLE XI OF THE COMPANY’S ARTICLES OF INCORPORATION FOR CERTAIN MERGERS AND SIMILAR TRANSACTIONS

Article XI of the Company’s current Articles of Incorporation provides that any merger, consolidation, share exchange and sale of assets, and any voluntary dissolution and winding up of the Company (collectively, the “Specified Actions”), would require the affirmative vote of at least 75% of the Company’s outstanding shares; provided that if any such Specified Action is recommended by at least two-thirds of the entire Board of Directors, it would require only the affirmative vote required by applicable law, which generally is a majority of the votes cast by shareholders entitled to vote.

On February 17, 2016, our Board adopted resolutions to submit to shareholders at our 2017 annual meeting an amendment to Article XI of the Company’s current Articles of Incorporation to provide that approval of Specified Actions would require the affirmative vote of a majority of the outstanding shares; provided that if such Specified Action is recommended by at least two-thirds of the entire Board of Directors, it would require only the affirmative vote required by applicable law, which generally is a majority of the votes cast by shareholders entitled to vote.

Background of Proposal

Article XI was intended to help prevent hostile takeover attempts and encourage third parties to negotiate with the Board. Since Article XI was adopted, the Company has not encountered the dangers that Article XI was supposed to address. In addition, management believes that the supermajority shareholder vote set forth in the current Article XI is not necessary for two reasons. First, management believes that in most instances, two-thirds of the entire Board would recommend any Specified Action, in which case the shareholder vote required by applicable law, which generally is a majority of the votes cast by shareholders entitled to vote, would be applicable. Second, management believes that a majority of the outstanding shares is a sufficiently higher shareholder approval requirement in the event that two-thirds of the Board does not recommend a Specified Action.

The Board believes that the current supermajority shareholder vote contained in Article XI may be viewed as burdensome, and as an impediment to a merger that might otherwise be in the best interests of the Company and its shareholders. Accordingly, the Board has concluded that the proposed amendment to Article XI is advisable and in the best interests of the Company and its shareholders.

Attached to this proxy statement as Appendix A are the Amended and Restated Articles of Incorporation of Malvern Bancorp, which reflect the changes required to implement this Proposal 4, if approved by the shareholders. If approved, this Proposal 4 will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Commonwealth of Pennsylvania.

Required Vote and Board of Directors Recommendation

As at least 80% of our Board of Directors has approved this amendment to the Articles of Incorporation, shareholder approval of Proposal 4 requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2017 annual meeting. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present, but will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE SUPERMAJORITY VOTING REQUIREMENT CONTAINED IN ARTICLE XI OF THE ARTICLES OF INCORPORATION FOR CERTAIN MERGERS AND SIMILAR TRANSACTIONS.

Proposal 5 PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement. The Company’s Board of Directors previously determined to submit the non-binding resolution on compensation of our named executive officers to our shareholders on an annual basis.

The executive officers named in the summary compensation table and deemed to be “named executive officers” are Messrs. Weagley, Gangemi, Boylan and Woolworth. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The shareholder vote on this proposal is not binding on Malvern Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of Malvern Bancorp will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Proposal 6 RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of Malvern Bancorp has appointed BDO USA, LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2017, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by BDO USA, LLP that neither that firm nor any of its associates has any relationship with Malvern Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. BDO USA, LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The following table sets forth the aggregate fees paid by us to BDO USA, LLP, for professional services rendered by them in connection with the audit of Malvern Bancorp’s consolidated financial statements for fiscal 2016 and 2015, respectively as well as the fees paid by us to BDO USA, LLP for audit-related services, tax services and all other services rendered by BDO USA, LLP to us during fiscal 2016 and 2015.

	Year Ended September 30,
	2016	2015
Audit fees (1)	$206,406	$300,405
Audit-related fees (2)	25,295	28,600
Tax fees	30,000	29,820
All other fees	—	—
Total	$261,701	$358,825

(1)	Audit fees consist of fees incurred in connection with the integrated audit of our annual consolidated financial statements and the review of the interim consolidated financial statements included in our quarterly reports filed with the Securities and Exchange Commission, consent issued in connection with filing of Form S-8, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit related fees consist of fees incurred in connection with the audit of our employee benefit plan.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Malvern Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of the Company’s independent registered public accounting firm was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Malvern Bancorp relating to the next annual meeting of shareholders of Malvern Bancorp, which is anticipated to be held in February 2018, must be made in writing and filed with the Corporate Secretary, Joseph Gangemi, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301, no later than September 15, 2017. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in Malvern Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Section 2.10 of Malvern Bancorp’s Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by September 15, 2017. The notice must include the information required by Section 2.10 of our Bylaws.

Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our annual meeting in 2018, this notice must be received by September 15, 2017. Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Malvern Bancorp’s Bylaws.

Other Shareholder Communications. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Malvern Bancorp, Inc., c/o Joseph Gangemi, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301. Mr. Gangemi will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Malvern Bancorp’s Annual Report on Form 10-K for the year ended September 30, 2016 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Joseph Gangemi, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Malvern Bancorp. Malvern Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Malvern Bancorp’s common stock. In addition to solicitations by mail, directors, officers and employees of Malvern Bancorp may solicit proxies personally or by telephone without additional compensation.

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

MALVERN BANCORP, INC.

(As amended through February [__], 2017)

ARTICLE I

NAME

The name of the corporation is Malvern Bancorp, Inc. (hereinafter referred to as the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The address of the initial registered office of the Corporation in the Commonwealth of Pennsylvania is 42 East Lancaster Avenue, Paoli, Chester County, Pennsylvania 19301.

ARTICLE III

NATURE OF BUSINESS

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law of 1988, as amended, of the Commonwealth of Pennsylvania (the “BCL”).  The Corporation is incorporated under the provisions of the BCL.

ARTICLE IV

CAPITAL STOCK

A.  Authorized Amount.  The total number of shares of capital stock which the Corporation has authority to issue is 60,000,000, of which 10,000,000 shall be serial preferred stock, par value $0.01 per share (hereinafter the “Preferred Stock”), and 50,000,000 shall be common stock, par value $0.01 per share (hereinafter the “Common Stock”).  Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of shareholders.  The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefor.

B.  Common Stock.  Except as provided in this Article IV (or in any resolution or resolutions adopted by the Board of Directors pursuant hereto), the exclusive voting power of the Corporation shall be vested in the Common Stock, with each holder thereof being entitled to one vote for each share of such Common Stock standing in the holder’s name on the books of the Corporation.  Subject to any rights and preferences of any class of stock having preference over the Common Stock, holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor.  Upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Common Stock shall be entitled to receive pro rata the remaining assets of the Corporation after the holders of any class of stock having preference over the Common Stock have been paid in full any sums to which they may be entitled.

C.  Authority of Board to Fix Terms of Preferred Stock. The Board of Directors shall have the full authority permitted by law to divide the authorized and unissued shares of Preferred Stock into series and to fix by resolution full, limited, multiple or fractional, or no voting rights, and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights, and other special or relative rights of the Preferred Stock or any series thereof that may be desired.

D.  Preemptive Rights.  Except as may be provided in a resolution or resolutions of the Board of Directors providing for the issue of any series of Preferred Stock, no holder of shares of capital stock of the Corporation as such shall have any preemptive or preferential right to purchase or subscribe to any part of any new or additional issue of capital stock of any class whatsoever of the Corporation, or of securities convertible into capital stock of any class whatsoever, whether now or hereafter authorized or issued.

E.  Uncertificated Shares.  Any or all classes and series of shares of the Corporation, or any part thereof, may be represented by uncertificated shares to the extent determined by the Board of Directors, except as required by applicable law, including that shares represented by a certificate that is issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required by applicable law to be set forth or stated on certificates. Except as otherwise expressly provided by law, the rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical.

ARTICLE V

INCORPORATOR

The name and mailing address of the sole incorporator is as follows:

Name	Address

Malvern Federal Savings Bank	42 East Lancaster Avenue Paoli, Pennsylvania 19301

ARTICLE VI

DIRECTORS

A.  Directors and Number of Directors.  The business and affairs of the Corporation shall be managed under the direction of a Board of Directors.  Except as otherwise increased from time to time by the exercise of the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors, the number of directors of the Corporation shall be determined in accordance with the Corporation’s Bylaws.

~~B.   Classification and Terms. The Board of Directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. The term of office of the initial directors shall be as follows: the term of directors of the first class shall expire at the first annual meeting of shareholders after the effective date of these Articles of Incorporation; the term of office of the directors of the second class shall expire at the second annual meeting of shareholders after the effective date of these Articles of Incorporation; and the term of office of the third class shall expire at the third annual meeting of shareholders after the effective date of these Articles of Incorporation; and, as to directors of each class, when their respective successors are elected and qualified. At each annual meeting of shareholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders (except to the extent necessary to ensure that the Board of Directors shall be divided into three classes as nearly equal in number as possible) and when their respective successors are elected and qualified.~~

B.   Terms.  Commencing with directors elected at the annual meeting of shareholders in 2017, each director shall be elected to hold office for a one-year term expiring at the next annual meeting of shareholders. Notwithstanding the foregoing, all directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected and qualified, except in the case of the death, resignation, or removal of any director. Election of directors shall be conducted as provided in these Articles of Incorporation or in the Corporation’s Bylaws.

C.  No Cumulative Voting.  Shareholders of the Corporation shall not be permitted to cumulate their votes for the election of directors.

D.  Vacancies.  Except as otherwise fixed pursuant to the provisions of Article IV hereof relating to the right to elect directors by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, shall be filled by a majority vote of the directors then in office, whether or not a quorum is present, or by a sole remaining director, and any director so chosen shall serve until the term of the class to which he was appointed shall expire and until his successor is elected and qualified. ~~When the number of directors is changed, the Board of Directors shall determine the class or classes to which the increased or decreased number of directors shall be apportioned, provided that no decrease in the number of directors shall shorten the term of any incumbent director.~~

E.  Removal.  Except as otherwise required by law, and subject to the rights of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect directors, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office by shareholders only for cause and only upon the affirmative vote of not less than a majority of the total votes eligible to be cast by shareholders at a duly constituted meeting of shareholders called expressly for such purpose.  Cause for removal shall exist only if the director whose removal is proposed has been either declared of unsound mind by an order of a court of competent jurisdiction, convicted of a felony or of an offense punishable by imprisonment for a term of more than one year by a court of competent jurisdiction, or deemed liable by a court of competent jurisdiction for gross negligence or misconduct in the performance of such director’s duties to the Corporation.

ARTICLE VII

MEETINGS OF SHAREHOLDERS; ACTION WITHOUT A MEETING

A.  Special Meetings of Shareholders.  Except as otherwise required by law, and subject to the rights of the holders of any class or series of Preferred Stock, special meetings of shareholders may be called only by the Board of Directors of the Corporation pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office.

B.  Action Without a Meeting.  An action permitted to be taken by the shareholders of the Corporation at a meeting of shareholders may be taken without a meeting only if a unanimous written consent setting forth the action so taken is signed by all shareholders who would be entitled to vote at a meeting for such purpose and such consent is filed with the Secretary of the Corporation as part of the corporate records.

ARTICLE VIII

LIABILITY OF DIRECTORS AND OFFICERS

The personal liability of the directors and officers of the Corporation for monetary damages for conduct in their capacities as such shall be eliminated to the fullest extent permitted by the BCL as it exists on the effective date of these Articles of Incorporation or as such law may be thereafter in effect.  No amendment, modification or repeal of this Article VIII, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VIII, shall adversely affect the rights provided hereby with respect to any claim, issue or matter in any proceeding that is based in any respect on any alleged action or failure to act occurring prior to such amendment, modification, repeal or adoption.

ARTICLE IX

~~RESTRICTIONS ON OFFERS AND ACQUISITIONS OF~~

~~THE CORPORATION’S EQUITY SECURITIES~~

~~A.  Definitions.~~

~~(a)          Acquire. The term “Acquire” includes every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise.~~

~~(b)          Acting in Concert. The term “Acting in Concert” means (a) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (b) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.~~

~~(c)          Affiliate. An “Affiliate” of, or a Person “affiliated with” a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.~~

~~(d)          Associate. The term “Associate” used to indicate a relationship with any Person means:~~

~~(i) Any corporation, partnership, limited liability company or other organization (other than the Corporation or a Subsidiary of the Corporation), or any subsidiary or parent thereof, of which such Person is a director, officer or partner or member or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities;~~

~~(ii) Any trust or other estate in which such Person has a 10% or greater beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, provided, however, such term shall not include any employee stock benefit plan of the Corporation or a Subsidiary of the Corporation in which such Person has a 10% or greater beneficial interest or serves as a trustee or in a similar fiduciary capacity;~~

~~(iii) Any relative or spouse of such Person (or any relative of such spouse) who has the same home as such Person or who is a director or officer of the Corporation or a Subsidiary of the Corporation (or any subsidiary or parent thereof); or~~

~~(iv) Any investment company registered under the Investment Company Act of 1940 for which such Person or any Affiliate or Associate of such Person serves as investment advisor.~~

~~(e)         Beneficial Owner (including Beneficially Owned). A Person shall be considered the “Beneficial Owner” of any shares of stock (whether or not owned of record):~~

~~(i) With respect to which such Person or any Affiliate or Associate of such Person directly or indirectly has or shares (A) voting power, including the power to vote or to direct the voting of such shares of stock, and/or (B) investment power, including the power to dispose of or to direct the disposition of such shares of stock;~~

~~(ii) Which such Person or any Affiliate or Associate of such Person has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, and/or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether such right is exercisable immediately or only after the passage of time); or~~

~~(iii) Which are Beneficially Owned within the meaning of clauses (i) or (ii) above by any other Person with which such first-mentioned Person or any of its Affiliates or Associates either (A) has any agreement, arrangement or understanding, written or oral, with respect to acquiring, holding, voting or disposing of any shares of stock of the Corporation or any Subsidiary of the Corporation or acquiring, holding or disposing of all or substantially all, or any Substantial Part, of the assets or business of the Corporation or a Subsidiary of the Corporation, or (B) is Acting in Concert. For the purpose only of determining whether a Person is the Beneficial Owner of a percentage specified in this Article IX of the outstanding Voting Shares, such shares shall be deemed to include any Voting Shares which may be issuable pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, options or otherwise and which are deemed to be Beneficially Owned by such Person pursuant to the foregoing provisions of this Article IX A(e), but shall not include any other Voting Shares which may be issuable in such manner.~~

~~(f)          Offer. The term “Offer” shall mean every offer to buy or acquire, solicitation of an offer to sell, tender offer or request or invitation for tender of, a security or interest in a security for value; provided that the term “Offer” shall not include (i) inquiries directed solely to the management of the Corporation and not intended to be communicated to shareholders which are designed to elicit an indication of management’s receptivity to the basic structure of a potential acquisition with respect to the amount of cash and or securities, manner of acquisition and formula for determining price, or (ii) non-binding expressions of understanding or letters of intent with the management of the Corporation regarding the basic structure of a potential acquisition with respect to the amount of cash and or securities, manner of acquisition and formula for determining price.~~

~~(g)         Person. The term “Person” shall mean any individual, partnership, corporation, limited liability company, association, trust, group or other entity. When two or more Persons act as a partnership, limited partnership, limited liability company, syndicate, association or other group for the purpose of acquiring, holding or disposing of shares of stock, such partnership, syndicate, associate or group shall be deemed a “Person.”~~

~~(h)         Substantial Part. The term “Substantial Part” as used with reference to the assets of the Corporation or of any Subsidiary means assets having a value of more than 10% of the total consolidated assets of the Corporation and its Subsidiaries as of the end of the Corporation’s most recent fiscal year ending prior to the time the determination is being made.~~

~~(i)           Subsidiary. “Subsidiary” means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Person in question.~~

~~(j)           Voting Shares. “Voting Shares” shall mean shares of the Corporation entitled to vote generally in an election of directors.~~

~~(k)          Certain Determinations With Respect to Article IX. A majority of the directors shall have the power to determine for the purposes of this Article IX, on the basis of information known to them and acting in good faith: (A) the number of Voting Shares of which any Person is the Beneficial Owner, (B) whether a Person is an Affiliate or Associate of another, (C) whether a Person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of “Beneficial Owner” as hereinabove defined, and (D) such other matters with respect to which a determination is required under this Article IX.~~

~~(l)           Directors, Officers or Employees. Directors, officers or employees of the Corporation or any Subsidiary thereof shall not be deemed to be a group with respect to their individual acquisitions of any class of equity securities of the Corporation solely as a result of their capacities as such.~~

~~B.  Restrictions. No Person shall directly or indirectly Offer to acquire or acquire the Beneficial Ownership of (i) more than 10% of the issued and outstanding shares of any class of an equity security of the Corporation, or (ii) any securities convertible into, or exercisable for, any equity securities of the Corporation if, assuming conversion or exercise by such Person of all securities of which such Person is the Beneficial Owner which are convertible into, or exercisable for, such equity securities (but of no securities convertible into, or exercisable for, such equity securities of which such Person is not the Beneficial Owner), such Person would be the Beneficial Owner of more than 10% of any class of an equity security of the Corporation.~~

~~C.  Exclusions. The foregoing restrictions shall not apply to (i) any Offer with a view toward public resale made exclusively to the Corporation by underwriters or a selling group acting on its behalf, (ii) any employee benefit plan or arrangement established by the Corporation or a Subsidiary of the Corporation and any trustee of such a plan or arrangement, and (iii) any other Offer or acquisition approved in advance by the affirmative vote of 80% of the members of the Corporation’s Board of Directors then in office.~~

~~D.  Remedies. In the event that shares are acquired in violation of this Article IX, all shares Beneficially Owned by any Person in excess of 10% shall be considered “Excess Shares” and shall not be counted as shares entitled to vote and shall not be voted by any Person or counted as Voting Shares in connection with any matters submitted to shareholders for a vote, and the Board of Directors may cause such Excess Shares to be transferred to an independent trustee for sale on the open market or otherwise, with the expenses of such trustee to be paid out of the proceeds of the sale.~~

~~ARTICLE X~~

APPLICABILITY OF CERTAIN PROVISIONS OF THE BCL

Subchapter G, “Control-Share Acquisitions,” of Chapter 25 of the BCL, and any successor to such provision, shall not apply to the Corporation.

ARTICLE ~~XI~~X

STOCKHOLDER APPROVAL OF CERTAIN ACTIONS

Except as set forth in the following sentence, any action required or permitted to be taken by the stockholders of the Corporation pursuant to Subchapters C (Merger, Consolidation, Share Exchange, and Sale of Assets), D (Division) and F (Voluntary Dissolution and Winding Up) of Chapter 19 of the BCL, or any successors thereto, shall be taken upon only the affirmative vote of at least ~~75% of the Voting Shares (as defined in Article IX hereof and after giving effect to Article IX D hereof~~a majority of the shares of Common Stock which are issued and outstanding and entitled to vote generally in an election of directors (the “Voting Shares”), as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof. Notwithstanding the preceding sentence, if any such action is recommended by at least two-thirds of the entire Board of Directors, the ~~75%~~ stockholder vote set forth in the preceding sentence will not be applicable, and, in such event, the action will require only such affirmative vote as is required by law.

ARTICLE ~~XII~~XI

AMENDMENT OF ARTICLES OF INCORPORATION AND BYLAWS

A. Articles of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon shareholders herein are granted subject to this reservation.  No amendment, addition, alteration, change or repeal of these Articles of Incorporation shall be made unless it is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and, to the extent required by applicable law, thereafter is approved by the holders of a majority (except as provided below) of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof.  Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof, shall be required to amend, adopt, alter, change or repeal any provision inconsistent with Articles VI, VII, VIII, ~~IX,~~X and XI ~~and XII~~ hereof which has not been approved by the affirmative vote of 80% of the Corporation’s Board of Directors then in office.

B.  Bylaws.  The Board of Directors, to the extent permitted by law, or shareholders may adopt, alter, amend or repeal the Bylaws of the Corporation.  Such action by the Board of Directors shall require the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board of Directors.  Such action by the shareholders shall require the affirmative vote of at least a majority of the Voting Shares (as defined in Article IX hereof and after giving effect to Article IX D hereof), as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof provided, however, that the affirmative vote of at least 75% of the Voting Shares (as defined in Article IX  hereof and after giving effect to Article IX D hereof), voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof, shall be required to amend, alter, change or repeal any provision of, or adopt any provision inconsistent with, Sections 2.10, 3.1, 3.2, 3.3, 3.4 and 3.12 and Article VI of the Bylaws.

ARTICLE ~~XIII~~XII

LIQUIDATION ACCOUNT

Under regulations of the Board of Governors of the Federal Reserve System, the Corporation must establish and maintain a liquidation account (the “Liquidation Account”) for the benefit of certain Eligible Account Holders and Supplemental Eligible Account Holders as defined in the Plan of Conversion and Reorganization of Malvern Federal Mutual Holding Company, Malvern Federal Bancorp, Inc., the Corporation and Malvern Federal Savings Bank (the “Plan of Conversion”). In the event of a complete liquidation involving (i) the Corporation or (ii) Malvern Federal Savings Bank, the Corporation must comply with the regulations of the Board of Governors of the Federal Reserve System and the provisions of the Plan of Conversion with respect to the amount and priorities of each Eligible Account Holder’s and Supplemental Eligible Account Holder’s interests in the Liquidation Account. The interest of an Eligible Account Holder or Supplemental Eligible Account Holder in the Liquidation Account does not entitle such account holders to voting rights.

IN WITNESS WHEREOF, the undersigned corporation has caused these Amended and Restated Articles of Incorporation to be signed by a duly authorized officer thereof this ___ day of February, 2017.

MALVERN BANCORP, INC.

~~THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Business Corporation Law of 1988, as amended, of the Commonwealth of Pennsylvania through these Articles of Incorporation, has caused these Articles of Incorporation to be signed by its President and Chief Executive Officer, who hereby declares and certifies that the facts herein stated are true and who has hereunto set his hand this 16th day of May, 2012.~~

~~MALVERN FEDERAL SAVINGS BANK~~
~~By: /s/ Ronald Anderson~~

By:	~~Ronald Anderson~~
Name:	Anthony C. Weagley
Title:	President and Chief Executive Officer

MALVERN BANCORP, INC.
42 E. LANCASTER AVE.
PAOLI, PA 19301

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E15943-P84869 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MALVERN BANCORP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees if Proposal 2 is Approved:

01) George E. Steinmetz
02) Stephen P. Scartozzi
03) Anthony C. Weagley
04) Therese Woodman
05) Howard Kent
06) Norman Feinstein
07) Cynthia Felzer Leitzell
08) Andrew Fish

Nominees if Proposal 2 is Not Approved:

09) George E. Steinmetz
10) Stephen P. Scartozzi

The Board of Directors recommends you vote FOR proposals 2 through 6.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The shares of Malvern Bancorp's common stock will be voted as specified. If this card is signed and returned and it is not otherwise specified, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E15944-P84869

MALVERN BANCORP, INC.
Annual Meeting of Shareholders
February 15, 2017, 11:00 AM ET

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MALVERN BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2017 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Malvern Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Malvern Bancorp, Inc. held of record by the undersigned on January 6, 2017 at the Annual Meeting of Shareholders to be held at the Desmond Hotel, located at 1 Liberty Boulevard, Malvern, Pennsylvania, on Wednesday, February 15, 2017, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

Continued and to be signed on reverse side

V.1.1

MALVERN BANCORP, INC.
42 E. LANCASTER AVE.
PAOLI, PA 19301

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, voting instruction forms and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E15945-P84869 KEEP THIS PORTION FOR YOUR RECORDS

THIS FORM IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MALVERN BANCORP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees if Proposal 2 is Approved:

01) George E. Steinmetz
02) Stephen P. Scartozzi
03) Anthony C. Weagley
04) Therese Woodman
05) Howard Kent
06) Norman Feinstein
07) Cynthia Felzer Leitzell
08) Andrew Fish

Nominees if Proposal 2 is Not Approved:

09) George E. Steinmetz
10) Stephen P. Scartozzi

The Board of Directors recommends you vote FOR proposals 2 through 6.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The shares of Malvern Bancorp's common stock will be voted as specified. If this form is signed and returned and it is not otherwise specified, this proxy will be voted in accordance with the Board of Directors' recommendations and otherwise at the discretion of the Trustees.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E15946-P84869

MALVERN BANCORP, INC.
Annual Meeting of Shareholders
February 15, 2017, 11:00 AM ET

EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
VOTING INSTRUCTION FORM

The undersigned hereby instructs the Trustees of the Employees' Savings and Profit Sharing Plan (the "401(k) Plan") of Malvern Federal Savings Bank to vote, as designated on the reverse side, all the shares of common stock of Malvern Bancorp, Inc. allocated to my 401(k) Plan account as of January 6, 2017 at the Annual Meeting of Shareholders to be held at the Desmond Hotel, located at 1 Liberty Boulevard, Malvern, Pennsylvania, on Wednesday, February 15, 2017, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

Continued and to be signed on reverse side

V1.1

MALVERN BANCORP, INC.
42 E. LANCASTER AVE.
PAOLI, PA 19301

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, voting instruction forms and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E15947-P84869 KEEP THIS PORTION FOR YOUR RECORDS

THIS FORM IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MALVERN BANCORP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees if Proposal 2 is Approved:

01) George E. Steinmetz
02) Stephen P. Scartozzi
03) Anthony C. Weagley
04) Therese Woodman
05) Howard Kent
06) Norman Feinstein
07) Cynthia Felzer Leitzell
08) Andrew Fish

Nominees if Proposal 2 is Not Approved:

09) George E. Steinmetz
10) Stephen P. Scartozzi

The Board of Directors recommends you vote FOR proposals 2 through 6.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The shares of Malvern Bancorp's common stock will be voted as specified. If this form is signed and returned and it is not otherwise specified, this proxy will be voted in accordance with the Board of Directors' recommendations and otherwise at the discretion of the Trustees.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E15948-P84869

MALVERN BANCORP, INC.
Annual Meeting of Shareholders
February 15, 2017, 11:00 AM ET

EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION FORM

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the "ESOP") of Malvern Bancorp, Inc. to vote, as designated on the reverse side, all the shares of common stock of Malvern Bancorp, Inc. allocated to my ESOP account as of January 6, 2017 at the Annual Meeting of Shareholders to be held at the Desmond Hotel, located at 1 Liberty Boulevard, Malvern, Pennsylvania, on Wednesday, February 15, 2017, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

Continued and to be signed on reverse side

V1.1